Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
November, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5225%


Excess Protection Level
   3 Month Average   6.11%
     November, 1998   6.43%
     October, 1998   6.87%
     September, 1998   5.07%



Cash Yield                                              18.87%


Investor Charge Offs                                     5.11%


Base Rate                                                7.34%


Over 35 Day Delinquency                                  5.99%


Seller's Interest                                       36.21%


Total Payment Rate                                      10.80%


Total Principal Balance                                $3,696,749,948.81


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,338,416,615.4